Exhibit 99.1
Robert W. Baird Industrial Conference
November 10, 2010
Vernon J. Nagel
Chairman, President & CEO

Forward Looking Statement
This presentation contains forward?looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made herein that may be considered forward?looking include statements incorporating terms such as “expects,” “believes,”
“intends,” “anticipates” and similar terms that relate to future events, performance, or results of the Company, including, without limitation, statements made regarding the forecast for the non?residential construction market and expected future results.
Forward?looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the historical experience of Acuity Brands and management’s present expectations or projections. These risks and uncertainties include, but are not limited to, customer and supplier relationships and prices; competition; ability to realize anticipated benefits from initiatives taken and timing of benefits; market demand; li tigation and other contingent liabilities; and economic, political, governmental, and technological factors affecting the Company’s operations, tax rate, markets, products, services, and prices, among others. Please see the risk factors more fully described in the Company’s SEC filings including the Annual Report on Form 10?K filed with the Securities and Exchange Commission on October 29, 2010.

Profile
Positioned for Success
A Bright Future

Vision & Strategy
Vision:Market leader by delivering superior lighting solutions
Strategy:Drive profitable growth by aligning the considerable and unique capabilities and resources of our organization with a keen focus on:
Customers — Differentiated Lighting Solutions
Cost — World?Class Efficiency
Culture — Operational Excellence (Q, D, C, I)

Company Overview
N.A. Market Share Leader
Most recognized brands in the lighting industry
Mfg Facilities: 17
Sales Channels: 14
Customers: 5,000
Products: 500,000 Active Products 2,000 Product Groups
Associates: 6,000

Industry Leading Indoor & Outdoor Product Portfolio
North AmericaAcuityProduct TypesMarket SizeBrands$9.3 BillionRanking*USDCommercial Indoor$3.2Outdoor$2.3Residential$1.5 Outdoor
Industrial$1.0Lighting Controls$0.9Emergency$0.4
AB Ranking
1
2 — 4
4
* Market Share

Financial Summary ($Millions, except Diluted EPS) Operating Profit & Margins
Diluted EPS
$261
$3.51
$222 12.9%
+21%
$2.89
Margin
11.3%
+67%
Margin
$152 $154 $158
$2.01
9.3% 9.7% $1.73 $1.79
8.3%
-43%
Margin
Margin Margin
+215% -11%
$67
4.1% 5-Yr CAGR $0.55 5-Yr CAGR
Margin
13%
27%
Net Sales
$1 965 $2,027
$1,841 +3%
$1,638 +7%
$1,657
+12%
$1,627
-18% -2%
5-Yr CAGR
Flat
‘05’06’07’08’09’10’05’06’07’08’09’10’05’06’07’08’09’10Note:Financial summary excludes operating results from specialty chemicals business including certain allocations of corporate costs. 2005 operatingprofit includes restructuring charge of $19.4 million ($0.32 per diluted share). 2007 operating profit includes a $6.6 million net gain ($0.10 perdiluted share) related to the settlement of a commercial dispute. 2008 operating profit includes a special charge of $14.6 million ($0.21 perdiluted share) for streamlining and simplifying the business following the spin?off of Zep Inc. 2009 operating profit includes a special charge of$26.7 million ($0.40 per diluted share) for streamlining the business. 2010 operating profit includes a special charge of $8.4 million ($0.13 perdiluted share) for streamlining activities. Additionally, 2010 diluted EPS incl udes a $0.16 loss on early extinguishment of debt.

Financial Summary
($Millions)
Free Cash FlowLeverage(Net Debt?to?Capital Ratio)$196$17734%34%$13924%$104$10118%19%$7110%
‘05’06 ‘07 ‘08 ‘09 ‘10’05 ‘06 ‘07 ‘08 ‘09 ‘10
Note: Free Cash Flow is defined as cash flow from operations minus capital expenditures.
Net Debt?to?Capital Ratio is defined as total debt minus cash divided by total debt minus cash plus total equity.

Stock Performance – As of August 31, 2010

Stock Price
(Adjusted for Zep Spin-Off)



$60
$50
$40
$30
$20
$10
$0
Aug-05
Aug-06
Aug-07
Aug-08
Aug-09
Aug-10

Total Returns
(Annualized, Adjusted for Zep Spin-Off)

	1-Yr	3-Yr	5-Yr
Acuity	22%	(3%)	11%
DJUSEC	4%	(8%)	1%
S&P 500	5%	(9%)	(1%)
S&P 400	12%	(4%)	2%
S&P 600	8%	(7%)	(0%)

DJUSEC - Dow Jones U.S. Electrical Components & Equip. Index

AcuityBrands

Profile Positioned for Success
A Bright Future

Positioned for Success
Operations
Market Access
Portfolio
Growth Leverage
Addressable Market

Positioned for Success – Internal Leverage

Lean Business Processes

Operating Metrics 2004 – 2010			Financial Metrics 2004 – 2010		
Sales per Associate	↑	38%	Gross Profit Margin	↑	20%
Mfg Footprint (Sq Ft)	↓	42%	Operating Margin	↑	52%
Op. Working Capital (% of Net Sales)	↓	42%	Free Cash Flow	↑	143%

Note: Free cash flow is defined as cash flow from operations minus capital expenditures.

AcuityBrands

Positioned for Success – Market Access

Channel Leadership

	Product Segments				
Sales Channel	Commercial	Industrial	Renovation	Resi.	Controls
C & I	✓	✓	✓	✓	✓
Direct	✓	✓	✓		✓
Home Center	✓		✓	✓	
Showroom	✓		✓	✓	
Utilities	✓	✓	✓		✓
Nat'l Accts	✓	✓	✓		✓

Positioned for Success - Portfolio

Luminaires

Acquisitions

- Mark Lighting
- Renaissance
- Winona

Controls

Acquisitions

- LC&D
- Sensor Switch

2009 – 100+
2010 – 100+

New Products



RT LED
REALITY
LED DOWNLIGHT
I-BEAM IBZ
TECHNOLOGY

New Products



nLIGHT

Lighting Control System

AcuityBrands

Positioned for Success - Portfolio
Growth Through Innovation & Acquisitions
Indoor
FunctionalArchitectural
#1 Market Position#1 Market Position
Controls
#3 #1
FunctionalArchitectural#1 Market Position#2 Market PositionOutdoor

Positioned for Success - Addressable Market
Significant Expansion of Addressable N.A. Market
Prior2010
Controls
Growth
Renovation
NewNewConstruction/Construction/TITI
TI = Tenant Improvements
Source: Company Estimates

Profile
Positioned for Success
A Bright Future

A Bright Future
Market / Macro Trends
Innovation & Markets
Strategic Focus

A Bright Future - North American Market
2010 ? $9.3 Billion
Product Segments
Controls(Sensors &IndustrialModules)11%9%
Outdoor
19%
Comm. & Inst.
35%
Residential
16%
Other
10%
Channels
ESCOOtherDirect/Nat’l1%7%Accts5% Utilities
7%
Lighting
Showrooms 4%
Home Centers
9%
Electrical
Wholesalers 67% Source: Frost & Sullivan, Global Insight Construction, NEMA luminaires report, McGraw Hill Canadian Construction, and Company Estimates

A Bright Future - Macro Trends

Addressable N.A. Market/Drivers



$15.6B
$2.2B
Controls
$1.4B
Lighting Solutions
$1.0B
Renovation (Incremental)
$11.0B
+68%
-15%
$9.3B
$0.9B
$8.4B
$11.0B
New Construction
TI/Renovation
2008
2010
2015

Drivers

- Superior Task Lighting
- Lighting Systems
- Lighting Value/Sq. Ft.
- Energy Efficiency
- Sustainability
- ROI
- Technology
- GDP
- Demographics

Source: Company Estimates

AcuityBrands

A Bright Future - Macro Trends

New/TI



N.A. Lighting Fixtures Market
Growth Rates & Value
($B)
10%
8%
6%
4%
2%
0%
$12
$10
$8
$6
$4
$2
$-
1%
8%
9%
7%
3%
FY'11
FY'12
FY'13
FY'14
FY'15

Renovation



Installed
Base
$100B+
Renovation
Conversion
Opportunity
New Construction
1.5% to 2.5% Conversion Rate

Controls



$2.5
$2.0
$1.5
$1.0
$0.5
$-
$ Billions
20% CAGR
FY'10
FY'11
FY'12
FY'13
FY'14
FY'15

Source: Global Insight Construction, NEMA luminaires report, McGraw Hill Canadian Construction, and Company Estimates

AcuityBrands.

A Bright Future Innovation
Efficacy (Lm /Watt)
System Technology Transformation LED
150+$0.05
120
T75oda$0.005y
Conversion of earlyExpansion on LED MarketMarket ConversionLED Adaptors
(cents/lm)EngineLumenLightperCost
Source: Company Estimates

A Bright Future - Innovation


LED &
Digital
Lighting
Systems
50%+
20%
< 1%
LED
Other
LED
Other
Other
LED
All about the Source
Mainstream Indoor & Outdoor Solutions
Lighting in a Digital Age
Phase I
Source
Phase II
Lighting Solutions
Phase III
Digital Transformation

Source: Company Estimates

AcuityBrands

A Bright Future – Lighting Solutions



Orders of interactions
Intelligent distributed control and product solutions
Integrated Lighting Solutions
Total solution provider providing light and energy management
Controls
Fixtures
Embedded Controls
Controls
Independent lighting controls & fixtures
Fixtures
LC&D
SSI
ABL
1st Half CY'09
2nd Half CY'09
2010
2011-2015

AcuityBrands

A Bright Future - Markets
A Leader in the Evolution of Digital Lighting
Luminaires
Education
Office
Control
Devices
Integrated
Lighting
Solutions
Healthcare
Industrial
Commercial

A Bright Future – Indoor Lighting Solutions



Quality of Lighting Experience
RT
Superior Energy Savings
Financially Viable
$
nLIGHT
Intelligent Indoor Lighting
Long Life and Reliability

- Quality of Light
- Energy Savings
- Building Management

AcuityBrands

A Bright Future - Outdoor Lighting Solutions
ROAM Management System
• Energy/Maintenance
Savings
• Extended Life
• Safety
System Features
Smart Photocontrols
Diagnostics
Automated Maintenance Scheduling
Web?based portal
Network Operation Center

Strategic Focus ? Profitable Growth Strategy
Exp and Earnings and Cash Flow
Organic
Growth
Operating
Excellence “3 C’s”
Grow Market Share

Financial Goals
Margins12%EPS Growth15%+ROE20%+Cash FlowExceed net income
“Consistent Upper?Quartile Performance” Meet or exceed financial goals during an entire business cycle

Conclusion
Investment Considerations
Market leader
Strong operating/financial leverage
Product and innovation leadership
Favorable market trends
Compelling long?term investment